                                                                   EXHIBIT 10.49

                                                                  EXECUTION COPY

================================================================================

                       GENERAL CABLE CAPITAL FUNDING, INC.

                         GENERAL CABLE INDUSTRIES, INC.
                               as Master Servicer

                                       and

                            THE CHASE MANHATTAN BANK
                                   as Trustee


                             -----------------------

                           SERIES 2001-VFC SUPPLEMENT

                             Dated as of May 9, 2001

                                       to

                     MASTER POOLING AND SERVICING AGREEMENT

                             Dated as of May 9, 2001

                             -----------------------

                         GENERAL CABLE 2001 MASTER TRUST

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                                TABLE OF CONTENTS

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                                            ARTICLE I

                                           DEFINITIONS

SECTION 1.1 Definitions ........................................................................1
SECTION 1.2 Other Definitional Provisions .....................................................12

                                           ARTICLE II

                         DESIGNATION OF CERTIFICATES; PURCHASE AND SALE
                                     OF THE VFC CERTIFICATES

SECTION 2.1 Designation .......................................................................13
SECTION 2.2 The Series 2001-VFC Certificates ..................................................13
SECTION 2.3 Delivery ..........................................................................13
SECTION 2.4 Limitations on Transfer ...........................................................14
SECTION 2.5 [Intentionally Omitted] ...........................................................14
SECTION 2.6 Procedure for Decreasing the Invested Amount ......................................14
SECTION 2.7 Additional Invested Amounts .......................................................15

                                           ARTICLE III

                              ARTICLE III OF THE POOLING AGREEMENT

SECTION 3.2. Establishment of Trust Accounts ..................................................16
SECTION 3.3. Daily Allocations ................................................................17
SECTION 3.4. Determination of Interest ........................................................18
SECTION 3.5. Determination of Series 2001-VFC Principal .......................................19
SECTION 3.6. Applications .....................................................................20
SECTION 3.7 Taxes .............................................................................23

                                           ARTICLE IV

                                    DISTRIBUTIONS AND REPORTS

SECTION 4.1. Distributions ....................................................................23
SECTION 4.2. Statements and Notices ...........................................................24
SECTION 4.3. Notices ..........................................................................24
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                                            ARTICLE V

                              ADDITIONAL EARLY AMORTIZATION EVENTS

SECTION 5.1 Additional Early Amortization Events ..............................................25

                                           ARTICLE VI

                                          SERVICING FEE

SECTION 6.1 Servicing Compensation ............................................................27

                                           ARTICLE VII

                            COVENANTS, REPRESENTATIONS AND WARRANTIES

SECTION 7.1 Representations and Warranties of the Company and the Master Servicer .............28
SECTION 7.2 Covenants of the Company ..........................................................28
SECTION 7.3 Covenants of the Master Servicer ..................................................28

                                          ARTICLE VIII

                                          MISCELLANEOUS

SECTION 8.1 Ratification of Pooling Agreement .................................................28
SECTION 8.2 Governing Law .....................................................................28
SECTION 8.3 Further Assurances ................................................................29
SECTION 8.4 No Waiver; Cumulative Remedies ....................................................29
SECTION 8.5 Amendments ........................................................................29
SECTION 8.6 Notices ...........................................................................29
SECTION 8.7 Counterparts ......................................................................29

                                           ARTICLE IX

                                       FINAL DISTRIBUTIONS

SECTION 9.1 Certain Distributions .............................................................29
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

EXHIBITS

Exhibit A       Form of Series 2001-VFC Variable Funding Certificate
Exhibit B       Form of Series 2001-VFC Subordinated Company Certificate
Exhibit C       Form of Investment Letter
Exhibit D       Form of Daily Report
Exhibit E       Form of Monthly Settlement Statement

        SERIES 2001-VFC SUPPLEMENT, dated as of May 9, 2001 (this "Supplement"), among GENERAL CABLE CAPITAL FUNDING, INC., a Delaware corporation (the "Company"), GENERAL CABLE INDUSTRIES, INC. ("Parent"), a Delaware corporation, as Master Servicer (the "Master Servicer"), and The Chase Manhattan Bank, as Trustee (the "Trustee") under the Pooling Agreement (as hereinafter defined).

                              W I T N E S S E T H :

        WHEREAS, the parties hereto are entering into a Master Pooling and Servicing Agreement, dated as of the date hereof (as supplemented by this Supplement or otherwise amended or modified from time to time, the "Pooling Agreement");

        WHEREAS, the Pooling Agreement provides, among other things, that the Company, the Master Servicer and the Trustee may at any time and from time to time enter into supplements to the Pooling Agreement for the purpose of authorizing the issuance on behalf of the Trust by the Company for execution and redelivery to the Trustee for authentication of one or more Series of Investor Certificates; and

        WHEREAS, the Company, the Master Servicer and the Trustee wish to supplement the Pooling Agreement as hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                SECTION 1.1 Definitions. (i) Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 of the Pooling Agreement. The following words and phrases shall have the following meanings with respect to Series 2001-VFC:

        "Accrual Period" shall mean, initially, the period beginning on the Issuance Date and ending on May 31, 2001. Thereafter the Accrual Period shall mean each calendar month.

        "Actual Monthly Additional Amounts" shall mean, for any Accrual Period, all amounts owing to the Agent or any Purchaser under the Certificate Purchase Agreement in respect of indemnities, reimbursement of expenses or any other obligation (other than Monthly Interest and Fees and Principal Balance).

        "Actual Monthly Program Fees" shall mean, on any Distribution Date, the amount of program fees specified in the Fee Letter as accruing during the related Accrual Period.

        "Actual Monthly VFC Fees" shall mean, on any Distribution Date, the sum of (i) the Monthly Facility Fee and (ii) the Actual Monthly Program Fees arising during the related Accrual Period.


        "Additional Interest" shall have the meaning assigned in Section 3.4(b).


        "Additional Invested Amounts" shall have the meaning specified in
Section 2.7 of this Supplement.

        "Adjusted Invested Amount" shall mean, on any date of determination, the Invested Amount minus the amount on deposit in the Series 2001-VFC Principal Collection Sub-subaccount.

        "Agent" shall have the meaning specified in the preamble of the Certificate Purchase Agreement.

        "Bank Rate" shall mean the LIBO Rate or the Base Rate, as applicable, with respect to each Bank Rate Tranche.

        "Bank Rate Tranche" shall mean a portion of the Principal Balance held by any VFC Certificateholder which is a Committed Purchaser pursuant to the Certificate Purchase Agreement.

        "Bank Rate Tranche Period" shall have the meaning specified in the Certificate Purchase Agreement.

        "Base Rate" shall mean a rate per annum equal to the corporate base rate, prime rate or base rate of interest, as applicable, announced by the Reference Bank from time to time, changing when and as such rate changes.

        "Carrying Cost Reserve Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to (a) 2.00 times Days Sales Outstanding as of such day multiplied by (b) (i) 1.50 times the Interest and Fee Accrual Rate as of such day, divided by (ii) 360.

        "Certificate Owner" shall mean a VFC Certificateholder or, with respect to any VFC Certificate held by the Agent or any Person as nominee on behalf of a beneficial owner of such a VFC Certificate, the Person that is the beneficial owner of the Principal Balance represented by such a VFC Certificate as reflected on the books of such nominee.

        "Certificate Purchase Agreement" shall mean the Certificate Purchase Agreement (Series 2001-VFC), dated as of May 9, 2001 by and among General Cable Industries, Inc., General Cable Capital Funding, Inc., Bank One, NA (Main Office Chicago), as the Agent, and the Purchasers.

        "Change in Control" shall mean the occurrence of any event the result of which causes the Company not to be a direct, wholly-owned Subsidiary of General Cable Industries, Inc.

        "Committed Purchaser" shall have the meaning specified in Section 1.1 of the Certificate Purchase Agreement.

        "Commitment" shall have the meaning specified in Section 1.1 of the Certificate Purchase Agreement, which means, in general, a commitment to purchase a portion of the Invested Amount pursuant to the provisions of the Certificate Purchase Agreement.

        "Cost of Funds Rate Tranche" shall mean that portion of the Principal Balance held by a Certificate Owner which is a Noncommitted Purchaser pursuant to the Certificate Purchase Agreement.

        "Daily Report" shall mean a report prepared by the Master Servicer on each Business Day for the period specified therein, in substantially the form of Exhibit D.

        "Days Sales Outstanding" shall mean, as of any Settlement Report Date and continuing until the next Settlement Report Date, the number of days equal to the product of (a) 91 multiplied by (b) the amount obtained by dividing (i) the aggregate Principal Amount of Receivables as at the last day of the Settlement Period immediately preceding such earlier Settlement Report Date, by
(ii) the aggregate Principal Amount of Receivables generated by the Sellers and purchased by the Company for the three Settlement Periods immediately preceding such earlier Settlement Report Date.

        "Dilution Horizon Factor" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, the quotient (expressed as a percentage) of: (i) the aggregate Principal Amount of Receivables which were originated by the Sellers and purchased by the Company during the seventy-two (72) day period ending on the last day of the Settlement Period preceding such Settlement Report Date divided by (ii) the Aggregate Receivables Amount as of the last day of the Settlement Period preceding such Settlement Report Date.

        "Dilution Ratio" shall mean, as of the last day of each Settlement Period, an amount (expressed as a percentage) equal to the aggregate amount of Dilution Adjustments minus SQCs for such Settlement Period divided by the aggregate Principal Amount of Receivables which were originated by the Sellers and purchased by the Company during the second preceding Settlement Period.

        "Dilution Reserve Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) which is calculated as follows:

                DRR = [[(c * d) + [(e-d) * (e/d)]] * f] +(g*h)

        Where:

                DRR = Dilution Reserve Ratio;

                c = 2.5;

                d = the average of the Dilution Ratios during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

                e = the highest Dilution Ratio for any Settlement Period during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

                f = the Dilution Horizon Factor;

                g = the SQC reserve equal to the then accrued reserve amount maintained by General Cable Industries, Inc. (and each other Seller, if any) on account of SQCs, as determined by the Master Servicer, divided by the Aggregate Receivables Amount; and

                h = 1.0 or, if the SQC reserve has been understated by greater than 5%, 2.0 for each of the 12 months following such understatement.

        "Early Amortization Event" shall have the meanings assigned in Section
5.1 of this Supplement and Section 7.1 of the Pooling Agreement.

        "Early Amortization Period" shall have the meaning assigned in Section
5.1 of this Supplement and Section 7.1 of the Pooling Agreement.

        "Facility Account" means the Company's Account No. 4005296996 at PNC Bank, Ohio, N.A.201 East Fifth Street, Cincinnati, Ohio 45201; ABA Number:
042000398; Ref: General Cable Capital Funding, Inc. Deposit Account.

        "Fee Letter" shall mean the letter agreement dated as of May 9, 2001, between the Agent, General Cable Industries, Inc., Conduit and the Company, as amended from time to time pursuant to the Certificate Purchase Agreement.

        "Funding Change Date" shall mean, (A) for each week, Wednesday, or if such day is not a Business Day, the next Business Day, and (B) the last day of the relevant Bank Rate Tranche Period in respect of each VFC Certificateholders' Interest of a Committed Purchaser.

        "Initial Invested Amount " shall mean $0.

        "Interest and Fee Accrual Rate" shall mean, (a) with respect to an Accrual Period during which no Bank Rate Tranche is outstanding, a rate equal to One-Month LIBOR with respect to such Accrual Period plus 0.70%, (b) with respect to an Accrual Period during which a Bank Rate Tranche is outstanding, a rate equal to One-Month LIBOR with respect to such Accrual Period plus 3.50% or
(c) with respect to an Accrual Period occurring during an Early Amortization Period, a rate equal to the Base Rate plus 2.00%.


        "Interest Shortfall" shall have the meaning assigned in Section 3.4(b).

        "Invested Amount" shall mean, with respect to any date of determination, an amount equal to (i) the Initial Invested Amount plus (ii) the aggregate principal amount of any Additional Invested Amounts purchased by the Certificate Owners through the end of the preceding Business Day minus (iii) the aggregate amount of distributions to the VFC Certificateholders made in respect of principal on or prior to such date minus (iv) the aggregate Series 2001-VFC Allocable Charged-Off Amount applied to the VFC Certificates on or prior to such date pursuant to Section 3.5(b)(ii) plus (v) (but only to the extent of any unreimbursed reductions made pursuant to clause (iv) above) the aggregate Series 2001-VFC Allocable Recoveries Amount applied to the VFC Certificates on or prior to such date pursuant to Section 3.5(c)(i).

        "Invested Percentage" shall mean, with respect to any Business Day (i) during the Series 2001-VFC Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Series 2001-VFC Allocated Receivables Amount as of the end of the immediately preceding Business Day and the denominator of which is the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (ii) during the Series 2001-VFC Amortization Period the percentage equivalent of a fraction, the numerator of which is the Series 2001-VFC Allocated Receivables Amount as of the end of the last Business Day of the Series 2001-VFC Revolving Period (provided that if during the Series 2001- VFC Amortization Period, a revolving period of any other Outstanding Series ends, then, the numerator shall be the Series 2001-VFC Allocated Receivables Amount as of the end of the Business Day on such date) and the denominator of which is the greater of (A) the Aggregate Receivables Amount as of the end of the Business Day on such date and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined.

        "Issuance Date" shall mean May 9, 2001.

        "LIBO Rate" shall mean, for any Bank Rate Tranche Period, a rate per annum on any date equal to One-Month LIBOR for such Bank Rate Tranche Period, plus 3.25%.

        "Loss Reserve Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) which is calculated as follows:

                LRR = [(a * b)/c] * d

        Where:

                LRR = Loss Reserve Ratio;

                a = the aggregate Principal Amount of Receivables originated by the Sellers during the period immediately preceding such earlier Settlement Report Date consisting of three (3) Settlement Periods plus the number of days resulting from subtracting 30 from the weighted average term to maturity of the Receivables, as determined by the Master Servicer;

                b = the highest three-month rolling average of the Sales-Based
                    Default Ratio that occurred during the period of twelve consecutive Settlement Periods preceding such earlier Settlement Report Date;

                c = the Aggregate Receivables Amount as of the last day of the
                    Settlement Period preceding such earlier Settlement Report Date; and

                d = 2.5.

        "Majority Certificateholders" shall mean, on any day, both (A) the Committed Purchasers having aggregate Commitments of more than 50% of the Purchase Limit and (B) for so long as a Cost of Funds Rate Tranche is outstanding, the Agent (on behalf of the Noncommitted Purchasers).

        "Minimum Ratio" shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) which is calculated as follows:

                MR = a + (b * c)

        Where:

                MR = Minimum Ratio;

                a = 22.5%;

                b = the average of the Dilution Ratio during the period of the twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date; and

                c = the Dilution Horizon Factor.

        "Monthly Expense Amount" shall mean, for each Business Day in a Settlement Period and the related Accrual Period, the sum of (i) the Series 2001-VFC Estimated Monthly Interest and Fee Expense for the related Accrual Period, (ii) the Series 2001-VFC Estimated Monthly Servicing Fee for the related Accrual Period, (iii) the amount of any unreimbursed Interest Shortfall for any prior Settlement Period, (iv) the amount of any unpaid Series 2001-VFC Servicing Fees for any prior Settlement Period and (v) all Series 2001-VFC Program Costs estimated by the Servicer to be due and payable on the related Distribution Date pursuant to Section 3.6(b)(iv).

        "Monthly Facility Fee" shall mean for any Accrual Period, the product of
(i) the amount of annual Facility Fees specified in the Fee Letter multiplied by
(ii) the actual number of days in such Accrual Period divided by 360.

        "Monthly Interest" shall mean, for any Distribution Date, the sum of the amounts specified in clauses (A) and (B) of Section 3.4(a)(i).

        "Monthly Interest and Fees" shall have the meaning assigned in Section 3.4(a)(i).

        "Noncommitted Purchaser" shall have the meaning specified in Section 1.1 of the Certificate Purchase Agreement.

        "One-Month LIBOR" shall mean for any Accrual Period or Bank Rate Tranche Period, the rate per annum, as determined by the Agent, which is the arithmetic mean (rounded to the nearest 1/100th of 1%) of the offered rates for dollar deposits having a maturity of one month commencing on the first day of such Accrual Period or Bank Rate Tranche Period that appears on the Bloomberg British Bankers Assoc. Interest Settlement Rates Page (as defined below) at approximately 11:00 a.m., London time, on the second full Business Day prior to such date; provided, however, that if there shall at any time no longer exist a Bloomberg British Bankers Assoc. Interest Settlement Rates Page, "One-Month LIBOR" shall mean with respect to each day during each Accrual Period or Bank Rate Tranche Period, the rate per annum equal to the rate at which The Chase Manhattan Bank is offered dollar deposits at or about 10:00 a.m., New York City time, two Business Days prior to the beginning of such Accrual Period or Bank Rate Tranche Period in the interbank Eurodollar market for delivery on the first day of such Accrual Period or Bank Rate Tranche Period for one month and in a principal amount equal to an amount of not less than $1,000,000. "Bloomberg British Bankers Assoc. Interest Settlement Rates Page" shall mean the display designated as Page 3750 on the Telerate Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which dollar deposits are offered by leading banks in the London interbank deposit market).


        "Optional Termination Date" shall have the meaning assigned in Section 2.6(b).

        "Optional Termination Notice" shall have the meaning assigned in Section 2.6(b).

        "Principal Balance" shall mean, when used with respect to any Business Day, an amount equal to (a) the Initial Invested Amount, plus (b) the aggregate principal amount of any Additional Invested Amounts purchased by the VFC Certificate Owners through the end of the preceding Business Day pursuant to
Section 2.7, minus (c) the aggregate amount of principal payments made to VFC Certificateholders prior to such Business Day.

        "Purchase Date" shall have the meaning set forth in Section 2.7(b).

        "Purchase Limit" shall have the meaning specified in Section 1.1 of the Certificate Purchase Agreement.

        "Purchasers" shall have the meaning specified in Section 1.1 of the Certificate Purchase Agreement.

        "Record Date" shall mean (i) initially, May 9, 2001 and (ii) thereafter, with respect to any Distribution Date, the last Business Day of the calendar month immediately preceding such Distribution Date.

        "Reduction Notice" shall have the meaning assigned in Section 3.6(d).

        "Reference Bank" shall mean, Bank One, NA or such other bank as the Agent shall designate with the consent of the Seller.

        "Required Notice Period" shall mean two Business Days.

        "Required Reduction Amount" shall mean, on any Funding Change Date, the amount, if any, by which (a) the Series 2001-VFC Target Receivables Amount exceeds (b) the Series 2001-VFC Actual Allocable Receivables Amount.

        "Reserve Ratio" shall mean, on any date of determination with respect to VFC Certificates, the greater of (i) the sum of the Loss Reserve Ratio and the Dilution Reserve Ratio and (ii) the Minimum Ratio.

        "Sales-Based Default Ratio" shall mean, as of the last day of each Settlement Period, the percentage equivalent of a fraction, the numerator of which shall be the sum of (a) the aggregate unpaid Principal Amount of Receivables that were unpaid for 91-120 days after their due date and (b) the aggregate unpaid Principal Amount of Receivables which were charged off as uncollectible during such Settlement Period prior to the day which is 91-120 days after their due date, and the denominator of which shall be the aggregate Principal Amount of Receivables originated by the Sellers during the fourth preceding Settlement Period.

        "Scheduled Amortization Period Commencement Date" shall mean (i) May 1, 2004, or (ii) if otherwise extended by the Agent on behalf of the Purchasers, the date to which so extended.

        "Series 2001-VFC" shall mean Series 2001-VFC, the Principal Terms of which are set forth in this Supplement.

        "Series 2001-VFC Actual Allocable Receivables Amount" shall mean, on any date of determination, the Aggregate Receivables Amount on such date multiplied by the percentage equivalent of a fraction the numerator of which is the Series 2001-VFC Target Receivables Amount on such day and the denominator of which is the Aggregate Target Receivables Amount on such date.

        "Series 2001-VFC Allocable Charged-Off Amount" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Charged-Off Amount", if any, which has been allocated to Series 2001-VFC. The "Allocable Charged-Off Amount" shall be allocated to the Series 2001-VFC based on the Invested Percentage of the Series 2001-VFC as of the last Funding Change Date in the corresponding Accrual Period.

        "Series 2001-VFC Allocable Recoveries Amount" shall mean, with respect to any Special Allocation Settlement Report Date, the "Allocable Recoveries Amount", if any, which has been allocated to Series 2001-VFC. The "Allocable Recoveries Amount" shall be allocated to the Series 2001-VFC based on the Invested Percentage of the Series 2001-VFC as of the last Funding Change Date in the corresponding Accrual Period.

        "Series 2001-VFC Allocated Receivables Amount" shall mean, on any date of determination, the lower of (i) the Series 2001-VFC Target Receivables Amount on such date and (ii) the Series 2001-VFC Actual Allocable Receivables Amount on such date.

        "Series 2001-VFC Amortization Period" shall mean the period commencing as a result of the Series 2001-VFC Amortization Period Commencement Date and ending on the earliest to occur of (x) the date on which the Invested Amount shall have been reduced to zero and all accrued and unpaid interest and fees on the VFC Certificates shall have been paid and (y) the Series 2001-VFC Termination Date.

        "Series 2001-VFC Amortization Period Commencement Date" shall mean the earlier to occur of (a) the Scheduled Amortization Period Commencement Date and
(b) the commencement of an Early Amortization Period.

        "Series 2001-VFC Certificateholder" shall mean each Certificateholder of a Series 2001-VFC Certificate.

        "Series 2001-VFC Certificates" shall mean, collectively, those Certificates designated as the Series 2001-VFC Variable Funding Certificates and the Series 2001-VFC Subordinated Company Certificate.

        "Series 2001-VFC Collection Subaccount" shall have the meaning assigned in Section 3.2(a).

        "Series 2001-VFC Estimated Monthly Interest and Fee Expense" shall mean, for an Accrual Period, an amount equal to the product of (A) the Interest and Fee Accrual Rate, (B) the greatest of (i) the Principal Balance on the first day of such Accrual Period; (ii) the weighted average Principal Balance during the preceding Accrual Period and (iii) if a Purchase Date occurs during such Accrual Period, the Principal Balance after giving effect to all Additional Invested Amounts purchased on such Purchase Date, and (C) a fraction, the numerator of which is the actual number of days in such Accrual Period and the denominator of which is 360.

        "Series 2001-VFC Estimated Monthly Servicing Fee" shall mean, for an Accrual Period, an amount equal to the product of (i) the Servicing Fee for such Accrual Period and (ii) a fraction, the numerator of which is the aggregate Commitments and the denominator of which is the Aggregate Invested Amount as of the last day of the preceding Accrual Period.

        "Series 2001-VFC Monthly Servicing Fee" shall have the meaning assigned in Section 6.1.

        "Series 2001-VFC Non-Principal Collection Sub-subaccount" shall have the meaning assigned in Section 3.2(a).

        "Series 2001-VFC Principal Collection Sub-subaccount" shall have the meaning assigned in Section 3.2(a).

        "Series 2001-VFC Program Costs" shall mean, for any Accrual Period, the sum of (a) the product of (i) all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Company (other than fees and expenses payable on or in connection with the closing of any issuance of the VFC Certificates) accrued during such Accrual Period and (ii) a fraction, the numerator of which is the weighted average Series 2001-VFC Invested Amount during such Accrual Period and the denominator of which is the Aggregate Invested Amount during such Accrual Period and (b) all unpaid fees and expenses due and payable to the Rating Agencies rating the VFC Certificates; provided, however, that Series 2001-VFC Program Costs shall not exceed $50,000 in the aggregate in any fiscal year of the Master Servicer.

        "Series 2001-VFC Required Reserves" shall mean, (x) as of any date of determination during the Series 2001-VFC Revolving Period, the sum of:

                (a) an amount equal to the product of (i) the Adjusted Invested Amount on such day (after giving effect to any increase or decrease thereof on such day) and (ii) the percentage equivalent of a fraction (1) the numerator of which is the Reserve Ratio and (2) the denominator of which is one minus the Reserve Ratio;

                (b) the product of (i) the Invested Amount on such day (after giving effect to any increase or decrease thereof on such day) and (ii) a fraction, the numerator of which is the Carrying Cost Reserve Ratio, and the denominator of which is one minus the Reserve Ratio; and

                (c) the product of (i) the aggregate Principal Amount of Receivables in the Trust on such day, (ii) a fraction, the numerator of which is the Invested Amount on such day (after giving effect to any increase or decrease thereof on such day), and the denominator of which is the Aggregate Invested Amount on such day, and (iii) a fraction, the numerator of which is the Servicing Reserve Ratio, and the denominator of which is one minus the Reserve Ratio, and (y) on any date of determination during the Series 2001-VFC Amortization Period, an amount equal to the Series 2001-VFC Required Reserves on the last Business Day of the Series 2001-VFC Revolving Period; provided, in the case of this clause (y), that such amount shall be adjusted on each Special Allocation Settlement Report Date, if any, to the extent required as set forth in Section 3.5(b)(i) and Section 3.5(c)(ii).

        "Series 2001-VFC Revolving Period" shall mean the period commencing on the Issuance Date and terminating on the earlier to occur of the close of business on (i) the Optional Termination Date and (ii) the day immediately preceding the Series 2001-VFC Amortization Period Commencement Date.

        "Series 2001-VFC Target Receivables Amount" shall mean, on any date of determination, the sum of (i) the Adjusted Invested Amount on such date and (ii) the Series 2001-VFC Required Reserves on such date.

        "Series 2001-VFC Termination Date" shall mean the Distribution Date that occurs in April 2005.

        "Series 2001-VFC Principal Payment" shall have the meaning assigned in
Section 3.5.

        "Servicing Reserve Ratio" shall mean, as of any Settlement Report Date and continuing until the next Settlement Report Date, an amount (expressed as a percentage) equal to (i) the product of (A) the Servicing Fee Percentage and (B)
2.0 times Days Sales Outstanding as of such Settlement Report Date divided by
(ii) 360.

        "SQC" means Special Quantity Considerations, i.e., the rebate programs effected in accordance with the Policies which are tied to sales volume on a quarterly or annual basis.

        "Stored Excess Funds" shall have the meaning specified in Section 3.3(c)(i).

        "Subordinated Company Certificate" shall mean the Series 2001-VFC Subordinated Company Certificate executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B.

        "Subordinated Company Certificate Amount" shall mean, for any date of determination, an amount equal to the Series 2001-VFC Allocated Receivables Amount on such date minus the Adjusted Invested Amount on such date.

        "Subordinated Interest" shall have the meaning specified in Section 2.2(b).

        "10% Seller" shall mean any Seller that originated Receivables during the previous three months which constituted 10% or more of the Receivables of all Sellers originated during such period.

        "Trust Accounts" shall have the meaning assigned in Section 3.2(a).

        "VFC Certificate" shall mean a Series 2001-VFC Variable Funding Certificate executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

        "VFC Certificateholder" shall mean each Certificateholder of a VFC Certificate.

        "VFC Certificateholders' Interest" shall have the meaning assigned in
Section 2.2(a).

                SECTION 1.2 Other Definitional Provisions. (a) All terms defined in this Supplement or the Pooling Agreement shall have the defined meanings when used in any certificates or other documents made or delivered pursuant hereto unless otherwise defined therein.

                (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in
Section 1.1, and accounting terms partly defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

                (c) The words "hereof", "herein" and "hereunder" and words or similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; and Section, Schedule and Exhibit references contained in this Supplement are references to Sections, Schedules and Exhibits in or to this Supplement unless otherwise specified.

                (d) The definitions contained in Section 1.1 are applicable to the singular as well as the plural forms of such terms and the masculine, the feminine and the neuter genders of such terms.

                (e) Where reference is made in this Supplement or the Pooling Agreement to the principal amount of Receivables, such reference shall, unless explicitly stated otherwise, be deemed a reference to the Principal Amount (as such term is defined in Section 1.1 of the Pooling Agreement) of such Receivables.

                (f) Any reference herein or in any other Transaction Document to a provision of the Internal Revenue Code, UCC or ERISA shall be deemed a reference to any successor provision thereto.

                (g) All references herein to any agreement or instrument shall be deemed references to such agreement or instrument as amended or modified from time to time, subject to compliance with any restrictions herein on the amendment or modification of such agreement or instrument.

                (h) Unless otherwise stated herein, as the context otherwise requires, or if such term is otherwise defined in the Pooling Agreement, each capitalized term used or defined herein shall relate only to the Series 2001-VFC Certificates and to no other Series of Certificates issued by the Trust.

                                   ARTICLE II

                 DESIGNATION OF CERTIFICATES; PURCHASE AND SALE
                             OF THE VFC CERTIFICATES

                SECTION 2.1 Designation. The Certificates created and authorized pursuant to the Pooling Agreement and this Supplement shall be divided into two classes, which shall be designated respectively as (a) the "Series 2001-VFC Variable Funding Certificates," and (b) the "Series 2001-VFC Subordinated Company Certificate.

                SECTION 2.2 The Series 2001-VFC Certificates. (a) The VFC Certificates shall represent fractional undivided interests in the Trust, consisting of the right to receive the sum of (i) the Invested Percentage (expressed as a decimal) of the Collections received with respect to the Receivables and of all other funds on deposit in the Collection Account and (ii) to the extent such interests appear herein, all other funds on deposit in the Series 2001-VFC Collection Subaccount and any subaccounts thereof (collectively, the "VFC Certificateholders' Interest").

                (b) The Subordinated Company Certificate shall represent a fractional undivided interest in the Trust, consisting of the right to receive Collections with respect to the Receivables allocated to the VFC Certificateholders' Interest and not required to be distributed to or for the benefit of the VFC Certificateholders (the "Subordinated Interest"). The Exchangeable Company Certificate and any other Series of Certificates outstanding shall represent the ownership interest in the remainder of the Trust not allocated pursuant hereto to the VFC Certificateholders' Interest or the Subordinated Interest.

                (c) The VFC Certificates and the Subordinated Company Certificate shall be issued in registered form in substantially the forms of Exhibits A and B, respectively, and shall, upon issue, be executed and delivered by the Company to the Trustee for authentication and redelivery as provided in
Section 2.3 hereof and Section 5.2 of the Pooling Agreement.

                SECTION 2.3 Delivery. On the Issuance Date, the Company shall sign, on behalf of the Trust, and shall direct the Trustee in writing pursuant to Section 5.2 of the Pooling Agreement to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate (i) the VFC Certificates in such denominations and in such names as are contained in such written directions and the Trustee shall deliver such VFC Certificates in accordance with such directions of the Company, and (ii) a Subordinated Company Certificate in accordance with such directions of the Company and deliver such Subordinated Company Certificate to the Company as the holder thereof.

                SECTION 2.4 Limitations on Transfer. (a) Each VFC Certificateholder represents and warrants, for U.S. federal income tax purposes, that it is the beneficial owner of the VFC Certificates registered under its name in the Certificate Register and either (i) is not, and will not become, a partnership, Subchapter S corporation, or grantor trust or (ii) is a partnership, Subchapter S corporation, or grantor trust but less than 50% of the value of each of such entity's beneficial owners' interests in such entity is attributable to such entity's interests in the Trust (including, without limitation, the VFC Certificates and the Certificate Purchase Agreement).

        (b) No VFC Certificate (or any interest therein) shall be sold, transferred, assigned, participated, pledged or otherwise disposed of (any such act, a "Transfer") to any Person except in accordance with the provisions of this Section 2.4(b), and any attempted Transfer in violation of this Section 2.4(b) shall be null and void. The VFC Certificate will be transferable only in minimum denomination of $5 million and only to a transferee which has delivered to the Trustee an Investment Letter executed by the transferee in the form set forth in Exhibit C hereto.

                SECTION 2.5 [Intentionally Omitted].

                SECTION 2.6 Procedure for Decreasing the Invested Amount. (a)
(i) On any Funding Change Date, the Company may reduce the Invested Amount by causing the Agent to distribute funds to the VFC Certificateholders pursuant to
Section 3.6(d); provided that no Early Amortization Event has occurred and is continuing.

                        (ii) On any Funding Change Date on which the Series 2001-VFC Target Receivables Amount exceeds the Series 2001-VFC Actual Allocable Receivables Amount, the Company will be required to reduce the Invested Amount by causing the Agent to distribute funds to the VFC Certificateholders pursuant to Section 3.6(d) in an amount equal to the Required Reduction Amount; provided that no Early Amortization Event has occurred and is continuing.

                (b)     (i)     On any Business Day, the Company shall have the
right to deliver an irrevocable notice (an "Optional Termination Notice") to the Trustee, the Agent and the Master Servicer in which the Company declares that the Series 2001-VFC Revolving Period shall terminate on the date (the "Optional Termination Date") set forth in such notice (which date, in any event, shall not be less than 30 days from the date on which such notice is delivered).

        (ii) From and after the Optional Termination Date, the Series 2001-VFC Amortization Period shall commence for all purposes under the Pooling Agreement and this Supplement and the other Transaction Documents. The Trustee shall promptly forward the Optional Termination Notice to the VFC
Certificateholders.

                SECTION 2.7 Additional Invested Amounts. (a) Each VFC Certificateholder agrees, by acceptance of its VFC Certificate, that the Company may, from time to time prior to the Facility Termination Date (as defined in the Certificate Purchase Agreement) for such VFC Certificateholder or Certificate Owner, upon satisfaction of the conditions set forth in Section 2.2 of the Certificate Purchase Agreement, request that each Noncommitted Purchaser acquire, and (if a Noncommitted Purchaser decides in its sole discretion not to so acquire) require that each Committed Purchaser acquire, as of any Funding Change Date, additional undivided interests in the Trust in specified amounts (such amounts, the "Additional Invested Amount"); provided, that the Series 2001-VFC Target Receivables Amount does not exceed the Series 2001-VFC Allocated Receivables Amount, after giving effect to any increase in the Invested Amount and the Series 2001-VFC Required Reserves on such Funding Change Date. On each Funding Change Date, the Invested Amount and the Series 2001-VFC Required Reserves (and each other amount set forth herein, the calculation of which is based on such amounts) shall be recalculated to include the Additional Invested Amounts with respect to the VFC Certificates. The aggregate Additional Invested Amounts to be purchased shall have a minimum aggregate amount of $1,000,000 or more, and shall be in integral multiples of $100,000.

        (b) The Company shall give to the Agent written notice in conformity with the Required Notice Period of the sale of Additional Invested Amounts specifying (i) the aggregate amount of requested Additional Invested Amounts and
(ii) the applicable Funding Change Date (the "Purchase Date") on which the Company wishes such purchase to occur (which date shall be a Business Day). On the Business Day immediately after the Purchase Date, the Agent shall report to the Company, the Master Servicer and in writing to the Trustee (i) the amount of the Additional Invested Amounts purchased by the Noncommitted Purchasers and
(ii) the amount of the Additional Invested Amounts purchased by the Committed Purchasers.

        (c) Each Noncommitted Purchaser may, but shall not be obligated to, purchase its Noncommitted Purchaser Percentage (as defined in the Certificate Purchase Agreement) of any Additional Invested Amounts offered by the Company pursuant to Section 2.7(b). Each Committed Purchaser shall purchase its share of the Additional Invested Amounts not so purchased by the Noncommitted Purchasers pursuant to the immediately previous sentence in accordance with the Certificate Purchase Agreement. In no event shall any Additional Invested Amounts be purchased if, after giving effect thereto, the Principal Balance on the applicable Funding Change Date (after giving effect to those purchases which are made on the applicable Funding Change Date) would exceed the Purchase Limit. The Agent, on behalf of the Purchasers, shall pay by wire transfer of immediately available funds the purchase price for such Additional Invested Amounts to the Facility Account no later than 12:00 p.m. (Chicago time) on the Purchase Date.

        (d) If the VFC Certificateholders acquire such additional interest, then in consideration of such VFC Certificateholders' payments of the Additional Invested Amount, the Master Servicer shall appropriately note such Additional Invested Amount on the related Daily Report, and the Invested Amount of the VFC Certificates will be equal to the Invested Amount of the VFC Certificates stated in such Daily Report.

        (e) Subject to the provisions of Sections 2.7(c) and (d), the failure of any VFC Certificateholder to purchase any Additional Invested Amounts in accordance with this Section 2.7 and the Certificate Purchase Agreement shall not in itself relieve any other VFC Certificateholder of its obligation to purchase any Additional Invested Amounts. Notwithstanding any provision to the contrary contained in this Section 2.7, no VFC Certificateholder shall be required to purchase any Additional Invested Amounts unless the conditions to such purchase contained in the Certificate Purchase Agreement (including, without limitation, Section 2.2 thereof) have been satisfied.

        (f) Each VFC Certificateholder shall and is hereby authorized to record on the grid attached to its VFC Certificate (or at such VFC Certificateholder's option, in its internal books and records) the date and amount of any Additional Invested Amount purchased by it, and each repayment thereof; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such VFC Certificateholder's rights with respect to its Invested Amount and its right to receive interest payments in respect of the Principal Balance held by such VFC Certificateholder.

                                   ARTICLE III

                      ARTICLE III OF THE POOLING AGREEMENT

                SECTION 3.1 of the Pooling Agreement shall be read in its entirety as provided in the Pooling Agreement. Article III of the Pooling Agreement (except for Section 3.1 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to the Series 2001-VFC Certificates:

                SECTION 3.2. Establishment of Trust Accounts. (a) The Trustee shall cause the following accounts (together with the accounts listed on Schedule 1, the "Trust Accounts") to be established and maintained in the name of the Trust:

                        (i) a subaccount of the Collection Account (the "Series 2001-VFC Collection Subaccount"); and

                        (ii) two subaccounts of the Series 2001-VFC Collection Subaccount: (x) the Series 2001-VFC Principal Collection Sub-subaccount (the "Series 2001-VFC Principal Collection Sub- subaccount"), and
(y) the Series 2001-VFC Non-Principal Collection Sub-subaccount (the "Series 2001- VFC Non-Principal Collection Sub-subaccount").

Each account specified in clauses (i) and (ii) above will be held (and will bear a designation clearly indicating that the funds deposited therein are held) (A) for the benefit of the VFC Certificateholders and (B) for the benefit, subject to the prior interests of the VFC Certificateholders, of the holder of the Subordinated Company Certificate. The Trustee on behalf of the Series 2001-VFC Certificateholders shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Trust Accounts and in all proceeds thereof. The Trust Accounts shall be under the sole dominion and control of the Trustee for the exclusive benefit of (i) the VFC Certificateholders, and (ii) subject to the prior interest of the VFC Certificateholders, the holder of the Subordinated Company Certificate.

                (b) After giving effect to any distribution to the Company pursuant to Section 3.3(c), amounts on deposit and available for investment in the Series 2001-VFC Principal Collection Sub- subaccount shall be invested by the Trustee at the written direction of the Master Servicer in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, (i) in the case of any such investment made during the Series 2001-VFC Revolving Period, on or prior to the next Business Day and (ii) in the case of any such investment made during the Series 2001-VFC Amortization Period, on or prior to the Business Day immediately preceding the next Funding Change Date. Amounts on deposit and available for investment in the Series 2001-VFC Non-Principal Collection Sub-subaccount shall be invested by the Trustee at the written direction of the Master Servicer in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the subsequent Distribution Date. All interest and investment earnings (net of losses and investment expenses) on funds deposited in the Series 2001-VFC Principal Collection Sub- subaccount shall be deposited in the Series 2001-VFC Non-Principal Collection Sub-subaccount. All Eligible Investments in the Trust Accounts shall be held by the Trustee for the exclusive benefit of (i) the VFC Certificateholders and (ii) subject to the prior interest of the VFC Certificateholders, the Certificateholder of the Subordinated Company Certificate.

                SECTION 3.3. Daily Allocations. (a) The portion of Aggregate Daily Collections allocated to the Series 2001-VFC Certificates pursuant to
Article III of the Pooling Agreement shall be allocated and distributed as set forth in this Article III by the Trustee based solely on the information provided it by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely).

                (b)(i) On each Business Day during a Settlement Period, an amount equal to the excess, if any, of (A) the Monthly Expense Amount for the related Accrual Period (or such greater amount as the Company may request in writing) over (B) the amount, if any, previously transferred during such Settlement Period to the Series 2001-VFC Non-Principal Collection Sub-subaccount pursuant to this clause (i), shall be transferred by the Trustee from the Series 2001-VFC Collection Subaccount to the Series 2001-VFC Non-Principal Collection Sub-subaccount.

                (ii) Following the transfer pursuant to clause (i) above, any remaining funds on deposit in the Series 2001-VFC Collection Subaccount shall be transferred by the Trustee to the Series 2001-VFC Principal Collection Sub-subaccount.

                (c)(i) On each Business Day during the Series 2001-VFC Revolving Period (including Distribution Dates), after giving effect to all allocations of Aggregate Daily Collections on such Business Day, amounts on deposit in the Series 2001-VFC Principal Collection Sub-subaccount shall (but only to the extent that the Trustee has received a Daily Report which reflects the receipt of the Collections on deposit therein and after any payments of principal to the VFC Certificateholders pursuant to Section 2.6(a) and Section 3.6(d) have been made) be distributed by the Trustee to the Company in accordance with the directions contained in the Daily Report; provided that such distributions shall be made only if no Potential Early Amortization Event pursuant to clause (e) of Section 5.1 hereof and clauses 7.1(a)(ii) and (iii) of the Pooling Agreement and no Early Amortization Period has occurred and is continuing and only to the extent that, after giving effect to such distributions, the Series 2001-VFC Target Receivables Amount would not exceed the Series 2001-VFC Allocated Receivables Amount provided further that if the Master Servicer shall have given notice to the Trustee of a Reduction and the related Principal Distribution Amount, pursuant to subsection 3.6(d), the Trustee shall retain, until the related Funding Change Date, aggregate amounts on deposit in the Series 2001-VFC Principal Collection Sub-subaccount equal to the Principal Distribution Amount in respect thereof; provided still further that in the event that the amount transferred from the Series 2001-VFC Collection Subaccount to the Series 2001-VFC Non-Principal Collection Sub-subaccount on such day pursuant to subsection 3.3(b)(i) is less than the amount required to be so transferred, subject to the limitation set forth in the preceding proviso, the amount on deposit in the Series 2001-VFC Principal Collection Sub-subaccount, up to the amount of such deficiency, shall, net of any unpaid Series 2001-VFC Program Costs (without giving effect to the limitation contained in the proviso of the definition of Series 2001-VFC Program Costs), be transferred to the Series 2001-VFC Non-Principal Collection Sub-subaccount. Amounts distributed to the Company hereunder shall be deemed to be paid first from Collections received directly by the Master Servicer and second from Collections received in the Lockboxes or paid into the Concentration Account. Funds distributed to the Company pursuant to this Section 3.3(c) will be considered "Stored Excess Funds." On any Funding Change Date during the Series 2001-VFC Revolving Period, in addition to the amounts on deposit in the Series 2001-VFC Principal Sub- subaccount, Stored Excess Funds distributed to the Company since the preceding Funding Change Date will be available to be distributed by the Trustee to the VFC Certificateholders to reduce the Invested Amount as provided in Section 2.6(a) and 3.6(d) hereof.

                (ii) On each Business Day during the Series 2001-VFC Amortization Period (including Distribution Dates), funds deposited in the Series 2001-VFC Principal Collection Sub-subaccount shall be invested in accordance with Section 3.2(b) and such funds (net of interest and investment earnings) shall be distributed on each Funding Change Date in accordance with
Section 3.6(c). Except as otherwise provided in Section 3.6(c), no amounts on deposit in the Series 2001-VFC Principal Collection Sub-subaccount shall be distributed by the Trustee to the Company during the Series 2001-VFC Amortization Period.

                (iii) The allocations to be made pursuant to this Section 3.3 are subject to the provisions of Sections 2.6, 7.2, 9.1 and 9.2 of the Pooling Agreement.

                SECTION 3.4. Determination of Interest. (a) The amount of interest, fees and other non-principal obligations distributable with respect to the VFC Certificates on each Distribution Date for the related Accrual Period shall be determined as follows:

                (i) The sum of (A) an amount equal to the accrued and unpaid CP Costs during the related Accrual Period with respect to the Cost of Funds Rate Tranche determined in accordance with Article IV of the Certificate Purchase Agreement with respect to the Distribution Date; provided, however, on and after the commencement of an Early Amortization Period, interest shall accrue on the Cost of Funds Rate Tranche at the Base Rate plus 2% for such Accrual Period and (B) an amount equal to the interest accrued on each Bank Rate Tranche at the related Bank Rate for the period of time each such Bank Rate Tranche was outstanding during the related Accrual Period provided, however, on and after the commencement of an Early Amortization Period, interest shall accrue on the Bank Rate Tranche at the Base Rate plus 2% for such Accrual Period and (C) the Actual Monthly VFC Fees and (D) the Actual Monthly Additional Amounts shall be the "Monthly Interest and Fees"; and

                (ii) The Master Servicer shall notify the Trustee in writing (upon which the Trustee may conclusively rely) two Business Days prior to each Settlement Report Date of the amounts calculated pursuant to clause (i) above.

                (b) On each Distribution Date, the Master Servicer shall determine the excess, if any (the "Interest Shortfall"), of (A) the Monthly Interest and Fees for such Distribution Date over (B) the amount which will be available to be distributed to the VFC Certificateholders on such Distribution Date in respect thereof pursuant to this Supplement. If the Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Additional Interest") equal to the product, for such Accrual Period (or portion thereof) until such Interest Shortfall is paid, of (A) the Base Rate plus 2.0% for such Accrual Period, (B) such Interest Shortfall (or the portion thereof which has not been paid to the VFC Certificateholders) and (C) the actual number of days in such Accrual Period divided by 360, shall be payable as provided herein with respect to the VFC Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Interest Shortfall is paid in full to the VFC Certificateholders.

                SECTION 3.5. Determination of Series 2001-VFC Principal.

                (a) Payments of Series 2001-VFC Monthly Principal. The aggregate amount (the "Series 2001-VFC Principal Payment") distributable from the Series 2001-VFC Principal Collection Sub- subaccount on each Distribution Date during the Series 2001-VFC Amortization Period shall be equal to the amount on deposit in such account on the immediately preceding Business Day; provided, that the

Series 2001-VFC Principal Payment on any Distribution Date shall not exceed the Invested Amount on such Distribution Date after giving effect to the reductions and increases pursuant to paragraphs (b) and (c) below.

                (b) Reductions to Series 2001-VFC Principal. If, on any Special Allocation Settlement Report Date, the Series 2001-VFC Allocable Charged-Off Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with the written directions from the Master Servicer, upon which the Trustee may conclusively rely) make the following applications of such amounts in the following order of priority:

                (i) the Series 2001-VFC Required Reserves shall be reduced (but not below zero) by an amount equal to the Series 2001-VFC Allocable Charged-Off Amount (which shall also be reduced by the amount so applied); and

                (ii) then, to the extent that the Series 2001-VFC Allocable Charged-Off Amount is greater than zero following the application in clause (i) above, the Invested Amount shall be reduced (but not below zero) by an amount equal to such remaining Series 2001-VFC Allocable Charged-Off Amount (which shall also be reduced by the amount so applied).

                (c) Increases to Series 2001-VFC Principal. If, on any Special Allocation Settlement Report Date, the Series 2001-VFC Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with the written directions from the Master Servicer) make the following applications (after giving effect to the applications in paragraph (b)) of such amount in the following order of priority:

                (i) the Invested Amount shall be increased (but only to the extent of any previous reductions of the Invested Amount pursuant to
        Section 3.5(b)(ii)) by the amount of the Series 2001-VFC Allocable Recoveries Amount (which shall also be reduced by the amount so applied); and

                (ii) then, to the extent that the Series 2001-VFC Allocable Recoveries Amount is greater than zero following the application in clause (i) above, the Series 2001-VFC Required Reserves shall be increased (but only to the extent of any previous reductions of the Series 2001-VFC Required Reserves pursuant to Section 3.5(b)(i)) by the amount of such remaining Series 2001-VFC Allocable Recoveries Amount (which shall also be reduced by the amount so applied).

                SECTION 3.6. Applications. (a) The Trustee shall distribute to the 2001-VFC Certificateholders (to the extent funds are available), on each Distribution Date, beginning with the June 2001 Distribution Date, from funds on deposit in the Series 2001-VFC Non-Principal Collection Sub-subaccount an amount equal to the Monthly Interest payable on such Distribution Date, plus the amount of any Monthly Interest previously due but not distributed to the VFC Certificateholders on a prior

Distribution Date, plus the amount of any Additional Interest for such Distribution Date and any Additional Interest previously due but not distributed to the VFC Certificateholders on a prior Distribution Date; provided, however, that during the Series 2001-VFC Amortization Period, no Additional Interest will be paid until repayment in full of the Invested Amount and all Monthly Interest has been paid and all payments pursuant to Section 3.6(b)(i), (ii) and (iii) have been paid. Prior to each Distribution Date, to the extent the Series 2001-VFC Non-Principal Collection Sub-subaccount does not contain sufficient funds to make the distributions contained in this Section 3.6(a), the Trustee shall, upon receipt of instructions from the Master Servicer (on which the Trustee may conclusively rely), direct the Company to deposit Stored Excess Funds for such Accrual Period in an amount equal to such deficit in the Series 2001-VFC Non-Principal Collection Sub-subaccount. All distributions under Sections 3.6(a), 3.6(b) and 3.6(c) shall be made in accordance with the Daily Reports and the Monthly Settlement Statement (upon which the Trustee may conclusively rely).

                (b) On each Distribution Date (to the extent funds are available), the Trustee shall apply funds remaining on deposit in the Series 2001-VFC Non-Principal Collection Sub-subaccount and any remaining Stored Excess Funds for such Accrual Period following the application pursuant to Section 3.6(a) above in the following order of priority:

                (i) an amount equal to any Actual Monthly VFC Fees for such Distribution Date plus any unpaid Actual Monthly VFC Fees for any prior Distribution Date shall be withdrawn from the Series 2001-VFC Non-Principal Collection Sub-subaccount by the Trustee and paid to the Persons owed such amounts;

                (ii) an amount equal to any Actual Monthly Additional Amounts for the Accrual Period ending prior to such Distribution Date plus any unpaid Actual Monthly Additional Amounts for any prior Accrual Period shall be withdrawn from the Series 2001-VFC Non-Principal Collection Sub-subaccount and paid to the Persons owed such amounts;

                (iii) an amount equal to the Series 2001-VFC Monthly Servicing Fee for the related Settlement Period plus any unpaid Series 2001-VFC Monthly Servicing Fee for any prior Settlement Period shall be withdrawn from the Series 2001-VFC Non-Principal Collection Sub- subaccount by the Trustee and paid to the Master Servicer (less amounts payable to the Trustee pursuant to Section 8.5 of the Pooling Agreement which shall be paid to the Trustee);

                (iv) an amount equal to the Series 2001-VFC Program Costs for the Accrual Period ending prior to such Distribution Date plus any unpaid Series 2001-VFC Program Costs for any prior Accrual Period shall be withdrawn from the Series 2001-VFC Non-Principal Collection Sub-subaccount by the Trustee and paid to the Persons owed such amounts; and

                (v) any remaining amount on deposit in the Series 2001-VFC Non-Principal Collection Sub-subaccount on any Distribution Date (in excess of the Monthly Expense Amount as of such day) not allocated pursuant to Section 3.6(a) or clauses (i),
        (ii), (iii) and (iv) above shall be retained in the Series 2001-VFC Non-Principal Collection Sub-subaccount and invested in accordance with
        Section 3.2(b); provided, however, that during the Series 2001-VFC Amortization Period, such remaining amounts other than amounts relating to the Accrual Period containing such Distribution Date shall be deposited in the Series 2001-VFC Principal Collection Sub-subaccount for distribution in accordance with Section 3.6(c); provided further, that no such distribution shall be made until all Series 2001-VFC Program Costs are paid, without giving effect to the limitation contained in the proviso of the definition of Series 2001-VFC Program Costs.

                (c) During the Series 2001-VFC Amortization Period, the Trustee shall apply, on each Funding Change Date, amounts on deposit in the Series 2001-VFC Principal Collection Sub-subaccount in the following order of priority:

                (i) an amount equal to the Series 2001-VFC Principal Payment for such Funding Change Date shall be distributed from the Series 2001-VFC Principal Collection Sub-subaccount pro rata to the VFC Certificateholders until the repayment in full of the Invested Amount on such date.

                (ii) if, following the repayment in full of the Invested Amount, any amounts are owed to the Trustee or any other Person, on account of its expenses, advances and disbursements incurred in respect of the performance of its responsibilities hereunder or as Successor Servicer, such amounts shall be transferred from the Series 2001-VFC Principal Collection Sub-subaccount and paid to the Trustee or such other Person;

                (iii) in the event that the amount transferred from the Series 2001-VFC Collection Subaccount to the Series 2001-VFC Non-Principal Collection Sub-subaccount on any day pursuant to subsection 3.3(b)(i) is less than the amount required to be so transferred, the amount on deposit in the Series 2001-VFC Principal Collection Sub-subaccount, up to the amount of such deficiency, shall, net of any unpaid Series 2001-VFC Program Costs (without giving effect to the limitation contained in the proviso of the definition of Series 2001-VFC Program Costs), be transferred to the Series 2001-VFC Non-Principal Collection Sub-subaccount; and

                (iv) if, following the repayment or deposit of all of the amounts set forth in clauses (i), (ii) and (iii) above, the remaining amount on deposit in the Series 2001-VFC Principal Collection Sub-subaccount on such Funding Change Date, if any, shall be distributed to the holder of the Subordinated Company Certificate; provided however, that no such distribution shall be made until all Series 2001-VFC Program Costs are paid, without giving effect to the limitation contained in the proviso of the definition of Series 2001-VFC Program Costs; provided, further that no such distribution shall be made if, after giving effect to such distribution, the Series 2001-VFC Target Receivables Amount would be greater than the Series 2001-VFC Actual Allocable Receivables Amount.

                (d) The Company shall provide the Trustee and the Agent with prior written notice in conformity with the Required Notice Period of any reduction of the Invested Amount requested by the Company (a "Reduction Notice"). Such Reduction Notice shall designate (i) the Funding Change Date on which such reduction shall occur and (ii) the proposed amount of principal to be repaid (the "Principal Distribution Amount"). On each Funding Change Date on which principal will be repaid during the Series 2001-VFC Revolving Period, the Trustee shall pay the Principal Distribution Amount from funds in the Series 2001-VFC Principal Sub-subaccount and, to the extent necessary, direct the Company to deposit Stored Excess Funds distributed to the Company in the Series 2001-VFC Principal Sub-subaccount to be distributed, pro rata to the VFC Certificateholders, in accordance with instructions of the Company, as set forth by the Master Servicer on its behalf in the Daily Report for such Business Day, which instructions provide that the Company shall apply all such funds to the reduction of the Invested Amount.

                SECTION 3.7 Taxes. In the event any tax is required under applicable law to be withheld or deducted from any payment to a VFC Certificateholder hereunder or under any VFC Certificate, such tax shall reduce the amount otherwise distributable to the VFC Certificateholder hereunder or under any VFC Certificate. The Trustee (or Paying Agent) is hereby authorized and directed to retain from amounts otherwise distributable to a VFC Certificateholder sufficient funds for the payment of any tax that is so required to be withheld or deducted (but such authorization shall not prevent the Trustee (or Paying Agent) from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any tax so withheld or deducted with respect to a VFC Certificateholder shall be treated as cash distributed to such VFC Certificateholder at the time it is withheld by the Trustee (or Paying Agent). If there is a possibility that any tax is required to be withheld or deducted on a payment to a VFC Certificateholder, the Trustee (or Paying Agent) shall seek advice from its counsel or accountants regarding its obligation to so withhold or deduct. Each VFC Certificateholder shall indemnify and hold harmless the Trust, the Trustee and the Company for any claims, liabilities and expenses of whatever nature relating to the Trust's, the Trustee's or the Company's obligation to withhold and to pay over, or otherwise pay, any withholding or other taxes payable as a result of such VFC Certificateholder's interest in the Trust, except that such VFC Certificateholder shall not be liable for any interest or penalties owed by the Trust, the Trustee or the Company if the failure to withhold or pay any tax was due to any negligence or failure to take reasonable actions by such Trust, Trustee or Company; provided, however, that any such failure to withhold or pay as a result of compliance with any provision of the Pooling Agreement (including, without limitation, Section 5.9 regarding tax treatment) shall not be treated as constituting negligence or failure to take reasonable action.

                                   ARTICLE IV

                            DISTRIBUTIONS AND REPORTS

                Article IV of the Pooling Agreement (except for any portion thereof relating to another Series) shall read in its entirety as follows and the following shall be exclusively applicable to the VFC Certificates:

                SECTION 4.1. Distributions. (a) The final distribution of principal in respect of the VFC Certificates will be made after due notice by the Trustee of the pendency of such distribution (subject to at least five Business Days prior written notice from the Master Servicer to the Trustee containing all information required for the Trustee's notice, upon which the Trustee may conclusively rely) and only upon presentation and surrender of such VFC Certificates at the office of the Paying Agent or at the Corporate Trust Office of the Trustee, by check drawn on, or by transfer to an account maintained by the holder with, a bank in New York City. Any other distribution of principal in respect of the VFC Certificates or on account of interest or fees on the VFC Certificates on each Distribution Date will be made or caused to be made by the Paying Agent or the Trustee to the persons in whose name the VFC Certificates are registered at the close of business on the related Record Date. Such payment will be made by a check mailed to the VFC Certificateholders at such VFC Certificateholders' registered addresses or, upon application by any VFC Certificateholder of at least $5,000,000 in original principal amount thereof to the Trustee not later than five Business Days prior to the related Distribution Date, by transfer to an account maintained by the VFC Certificateholder.

                (b) All allocations and distributions hereunder shall be in accordance with the Daily Reports and the Monthly Settlement Statement (upon which the Trustee may conclusively rely) and subject to Section 3.1(h) of the Pooling Agreement.

                SECTION 4.2. Statements and Notices. (a) Monthly Settlement Statements. On each Settlement Report Date (commencing with June 11, 2001), the Master Servicer shall deliver to the Trustee and the Agent a Monthly Settlement Statement (in the form of Exhibit E) setting forth, among other things, the Loss Reserve Ratio, the Dilution Reserve Ratio and the Minimum Ratio, each as recalculated for the next succeeding Settlement Period. The Trustee shall forward a copy of each Monthly Settlement Statement to any VFC Certificateholder upon request by such VFC Certificateholder.

                (b) Annual Certificateholders' Tax Statement. On or before April 1 of each calendar year (or such earlier date as required by applicable law), beginning with April 1, 2002, the Company shall furnish, or cause to be furnished, to the Trustee and to each Person who at any time during the preceding calendar year was a VFC Certificateholder, a statement prepared by the Company containing the aggregate amount distributed to such Person for such calendar year or the applicable portion thereof during which such Person was a VFC Certificateholder, together with such other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as the Master Servicer deems necessary or desirable to enable the VFC Certificateholders to prepare their tax returns. Such obligation of the Company shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                (c) Early Amortization Event Notices. As promptly as reasonably practicable after its receipt of written notice of the occurrence of an Early Amortization Event with respect to Series 2001-VFC, the Trustee shall forward notice of such occurrence to (i) the Agent and (ii) each VFC Certificateholder.

                SECTION 4.3. Notices. Notices required to be given to the VFC Certificateholders hereunder will be given by first class mail to the address of such holders as they appear in the Certificate Register.

                                    ARTICLE V

                      ADDITIONAL EARLY AMORTIZATION EVENTS

        SECTION 5.1 Additional Early Amortization Events. If any one of the events specified in Section 7.1 of the Pooling Agreement (after any grace periods or consents applicable thereto) or any one of the following events (each, an "Early Amortization Event") shall occur with respect to the Series 2001-VFC Certificates:

                (a) (i) failure on the part of the Master Servicer to direct any payment or deposit to be made or failure of any payment or deposit to be made in respect of principal or interest owing on any VFC Certificates within two Business Days of the date such interest or principal is due or (ii) failure on the part of the Master Servicer to direct any payment or deposit to be made or of the Company to make any payment or deposit in respect of any other amounts owing by the Company to or for the benefit of the VFC Certificateholders or the Agent within five Business Days of the date such other amount is due.

                (b) failure on the part of the Company or the Master Servicer duly to observe or perform any covenants or agreements of the Company or the Master Servicer, as applicable, set forth in the Pooling Agreement or this Supplement which continues unremedied until 15 days after the earlier of
(i) the date any Responsible Officer of the Company or the Master Servicer (so long as the Master Servicer is an Affiliate of the Company) obtains knowledge of such failure and (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company or the Master Servicer, as applicable, by the Trustee, or the Company or the Master Servicer, as applicable, and the Trustee by the Majority Certificateholders;

                (c) any representation or warranty made by the Company or the Master Servicer in the Pooling Agreement or this Supplement to or for the benefit of the VFC Certificateholders shall prove to have been incorrect when made or when deemed made which continues to be incorrect until 15 days after the earlier of (i) the date any Responsible Officer of the Company or the Master Servicer (so long as the Master Servicer is an Affiliate of the Company) obtains knowledge of such failure and (ii) the date on which notice of such failure, requiring the same to be remedied, shall have been given by the Trustee to the Company or the Company and the Trustee by the Majority Certificateholders; provided, however, that an Early Amortization Event with respect to the Series 2001-VFC Certificates shall not be deemed to have occurred under this paragraph if the incorrectness of such representation or warranty gives rise to an obligation to acquire the related Receivables and the Company has acquired the related Receivable or all such Receivables, if applicable, in accordance with the provisions of Section 2.5 of the Pooling Agreement within two Business Days of when the Company was obligated to do so;

                (d) a Master Servicer Default with respect to the Master Servicer shall have occurred and be continuing;

                (e) the Series 2001-VFC Allocated Receivables Amount shall be less than the Series 2001-VFC Target Receivables Amount for any period of five consecutive Business Days;

                (f) a Purchase Termination Event (as defined in the Receivables Sale Agreement) shall have occurred and be continuing under the Receivables Sale Agreement with respect to Parent or any 10% Seller;

                (g)     a Change in Control shall have occurred;

                (h) any of the Pooling Agreement, this Supplement, the Certificate Purchase Agreement, the Fee Letter or the Receivables Sale Agreement shall cease, for any reason, to be in full force and effect, or the Company, Parent or any Affiliate thereof shall so assert in writing;

                (i) the Trust shall for any reason cease to have (x) a valid and perfected first priority undivided ownership or security interest in the Trust Assets (other than Trust Assets in which a security interest cannot be perfected by filing a financing statement under Article 9 of the UCC (the "Other Trust Assets")) or (y) a valid undivided ownership or security interest in the Other Trust Assets, subject in each case only to Permitted Liens described in clauses (i) and (iii) of the definition thereof;

                (j) there shall have been filed against any Seller, the Company or the Trust (i) a notice of federal tax Lien with respect to taxes from the Internal Revenue Service or (ii) a notice of Lien with respect to amounts from the PBGC under Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which either of such sections applies, unless there shall have been delivered to the Trustee, each Rating Agency and the Agent (on behalf of the Purchasers) proof of the release of, or payment of amounts secured by, such Lien, or there shall have been provided security for the payment of all amounts secured by such Lien pursuant to arrangements reasonably satisfactory in form and substance to the Trustee, the Rating Agencies and the Agent (on behalf of the Purchasers);

                (k) each of the following occurs: (i) subsequent to the Issuance Date either Parent or General Cable Corporation issues public debt for which either Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") establishes a rating (each, a "Debt Rating") and (ii) the Debt Rating of Parent or General Cable Corporation, as applicable, is (A) withdrawn or reduced on any occasion by S&P to a level below "B+" or (B) withdrawn or reduced on any occasion by Moody's to a level below "B1";

                (l) the rating on the Series 2001-VFC Certificates or any other series of Certificates issued by the Trust is (a) withdrawn, reduced to a level below its initial rating or put on credit watch with negative implication by S&P or (b) withdrawn, reduced to a level below its initial rating or put on credit watch with negative implication by Moody's, or

                (m) with respect to the Performance Undertaking, (i) failure on the part of General Cable Corporation (the "Provider") to perform in any material respect any agreements of the Provider set forth in the Performance Undertaking, (ii) any representation or warranty of the Provider in the Performance Undertaking shall prove incorrect in any material respect, (iii) Provider repudiates the Performance Undertaking, (iv) an Insolvency Event shall have occurred with respect to the Provider, (v) failure of the Performance Undertaking to be enforceable against the Provider, and (vi) failure by the Provider to remove the Undertaking Limit (as defined in the Performance Undertaking) in the manner set forth in the Performance Undertaking prior to sixty (60) days after the date of this Agreement; provided that no event described in (i) and (ii) above shall constitute an Early Amortization Event unless such event has a material adverse effect on the VFC Certificateholders and such event continues unremedied until thirty (30) days after the earlier of
(x) the date any Responsible Officer of the Provider obtains knowledge of such failure and (y) the date on which written notice of the occurrence of such event, shall be given to the Provider by the Trustee, provided that such notice is not effective unless given the Trustee on behalf of the holders at least 25% of the Series 2001-VFC Invested Amount;

then, in the case of (x) any event described in Section 7.1 of the Pooling Agreement, after the applicable grace period (if any) set forth in such Section, automatically without any notice or action on the part of the Trustee or the holders of the VFC Certificates, an early amortization period shall immediately commence or (y) an event described above, after the applicable grace period (if any) set forth in such Sections, the Agent may by written notice then given to the Company and the Master Servicer, with a copy to the Trustee, declare that an early amortization period has commenced as of the date of such notice with respect to Series 2001-VFC (any such period under clause (x) or (y) above, an "Early Amortization Period"); provided, however, that in the case of the event described in clause (e) above, if an Early Amortization Period has not been declared within five Business Days from the occurrence of such event, then an Early Amortization Period shall commence automatically on the sixth Business Day from the occurrence of such event unless, (i) prior to the end of such five Business Day period, the Series 2001-VFC Allocated Receivables Amount shall no longer be less than the Series 2001-VFC Target Receivables Amount and (ii) so long as the Series 2001-VFC Allocated Receivables Amount continues to be equal to or greater than the Series 2001-VFC Target Receivables Amount, within five Business Days from the end of such five Business Day period, the Majority Certificateholders shall have waived the occurrence of such event. As used herein, "Performance Undertaking" means the Performance Undertaking by the Provider in favor of the Recipients dated as of May 9, 2001 relating to Provider's guaranty of the Parent's obligations under the Provider Documents (as defined in the Performance Undertaking).

                                   ARTICLE VI

                                  SERVICING FEE

                SECTION 6.1 Servicing Compensation. A monthly servicing fee (the "Series 2001-VFC Monthly Servicing Fee") shall be payable to the Master Servicer on each Distribution Date for the related Settlement Period, in an amount equal to the product of (a) the Servicing Fee and (b) a fraction the numerator of which is the daily average Invested Amount for such Settlement Period and the denominator of which is the daily average of the Aggregate Invested Amounts for such Settlement Period.

                                   ARTICLE VII

                    COVENANTS, REPRESENTATIONS AND WARRANTIES

        SECTION 7.1 Representations and Warranties of the Company and the Master Servicer. The Company and the Master Servicer hereby represent and warrant to the Trustee and each of the VFC Certificateholders that each and all of their respective representations and warranties contained in the Pooling Agreement is true and correct as of the Issuance Date and as of each Purchase Date.

        SECTION 7.2 Covenants of the Company. The Company hereby agrees that:

                (a) it shall observe each and all of its respective covenants (both affirmative and negative) contained in the Pooling Agreement; and

                (b) it shall not terminate the Pooling Agreement unless in strict compliance with the terms of the Pooling Agreement.

        SECTION 7.3 Covenants of the Master Servicer. The Master Servicer hereby agrees that it shall observe each and all of its covenants (both affirmative and negative) contained in the Pooling Agreement.

                                  ARTICLE VIII

                                  MISCELLANEOUS

        SECTION 8.1 Ratification of Pooling Agreement. As supplemented by this Supplement, the Pooling Agreement is in all respects ratified and confirmed and the Pooling Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

        SECTION 8.2 Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        SECTION 8.3 Further Assurances. Each of the Company, the Master Servicer and the Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the other more fully to effect the purposes of this Supplement and the sale of the VFC Certificates hereunder, including, without limitation, in the case of the Company, the execution of any financing statements or continuation statements relating to the Receivables and the other Trust Assets for filing under the provisions of the UCC or similar legislation of any applicable jurisdiction.

        SECTION 8.4 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee or any VFC Certificateholder, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

        SECTION 8 .5 Amendments. This Supplement may only be amended, supplemented or otherwise modified from time to time if such amendment, supplement or modification is effected in accordance with the provisions of
Section 11.1 of the Pooling Agreement.

        SECTION 8.6 Notices. All notices, requests and demands to or upon any party hereto to be effective shall be given in the manner set forth in the case of the Company, the Master Servicer and the Trustee, in Section 10.5 of the Pooling Agreement, and in the case of any other party, in writing (including a confirmed transmission by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received. Any notice required or permitted to be mailed to a VFC Certificateholder shall be given as provided in Section 4.3.

        SECTION 8.7 Counterparts. This Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

                                   ARTICLE IX

                               FINAL DISTRIBUTIONS

        SECTION 9.1 Certain Distributions. (a) Not later than 12:00 p.m., New York City time, on the Funding Change Date following the date on which the proceeds from the disposition of the Receivables are deposited into the Series 2001-VFC Non-Principal Collection Sub-subaccount and the Series 2001-VFC Principal Collection Sub-subaccount pursuant to Section 7.2(b) of the Pooling Agreement, the Trustee shall distribute such amounts pursuant to Article III of this Supplement.

        (b) Notwithstanding anything to the contrary in this Supplement or the Pooling Agreement, any distribution made pursuant to this Section shall be deemed to be a final distribution pursuant to Section 9.3 of the Pooling Agreement with respect to the VFC Certificates.

                IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused this Series 2001-VFC Supplement to be duly executed by their respective officers as of the day and year first above written.

                                        GENERAL CABLE CAPITAL FUNDING, INC.


                                        By:
                                           -------------------------------------
                                         Name:  Stephen J. Smith
                                         Title: Treasurer - Assistant Secretary

                                        GENERAL CABLE INDUSTRIES, INC.
                                         as Master Servicer

                                        By:
                                           -------------------------------------
                                         Name:  Stephen J. Smith
                                         Title: Vice President - Treasurer

                                        THE CHASE MANHATTAN BANK,
                                        not in its individual capacity but
                                        solely as Trustee

                                        By:
                                           -------------------------------------
                                         Name:  Patricia Russo
                                         Title: Vice President

                                                                       EXHIBIT A
                                                   TO SERIES 2001-VFC SUPPLEMENT

              FORM OF SERIES 2001-VFC VARIABLE FUNDING CERTIFICATE

                         GENERAL CABLE 2001 MASTER TRUST

                                                       Maximum Principal Amount:

                                                                  $__,000,000.00

First Distribution Date: _________________, 2001

        THE SERIES 2001-VFC CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2001-VFC CERTIFICATE, AGREES THAT THIS SERIES 2001-VFC CERTIFICATE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN AN AMOUNT OF AT LEAST U.S. $5,000,000 AND (2)(A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (B) TO A PERSON WHO (i) IS AN INSTITUTIONAL ACCREDITED INVESTOR, WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH CERTIFICATE AND DELIVERS AN INVESTMENT LETTER TO THE TRUSTEE IN THE FORM ATTACHED TO THE SERIES 2001-VFC SUPPLEMENT OR (ii) IS TAKING DELIVERY OF SUCH CERTIFICATE PURSUANT TO A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS CONFIRMED IN AN OPINION OF COUNSEL ADDRESSED TO THE TRUSTEE AND THE COMPANY WHICH OPINION AND COUNSEL ARE REASONABLY SATISFACTORY TO THE TRUSTEE AND THE COMPANY.

        THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN. AS USED HEREIN, "BENEFIT PLAN" SHALL MEAN ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE

PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY. BY ACCEPTING AND HOLDING THIS CERTIFICATE, THE HOLDER HEREOF REPRESENTS AND WARRANTS THAT IT IS NOT A BENEFIT PLAN. BY ACQUIRING ANY INTEREST IN THIS CERTIFICATE, THE APPLICABLE CERTIFICATE OWNER OR OWNERS SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT OR THEY ARE NOT BENEFIT PLANS.

        THIS SERIES 2001-VFC CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENT OR BY ANY OTHER PERSON.

        Purchasers of this VFC Certificate will be deemed to have made certain representations and warranties set forth in the Series 2001-VFC Supplement.

        This VFC Certificate evidences a fractional undivided interest in assets of the

                         GENERAL CABLE 2001 MASTER TRUST

the corpus of which consists primarily of trade obligations of customers of General Cable Industries, Inc. arising under certain accounts.

                      (Not an interest in or obligation of
         General Cable Corporation, General Cable Capital Funding, Inc.,
            General Cable Industries, Inc., or any Affiliate thereof)

                               This certifies that


                      ------------------------------------

(the "Certificateholder") is the registered owner of a fractional undivided interest in the assets of the GENERAL CABLE 2001 MASTER TRUST (the "Trust"), pursuant to the Master Pooling and Servicing Agreement, dated as of May 9, 2001 (as the same may from time to time be amended, amended and restated, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), by and among General Cable Capital Funding, Inc., a Delaware corporation (the "Company"), General Cable Industries, Inc., a Delaware corporation, as master servicer (the "Master Servicer"), and The Chase Manhattan Bank, not in its individual capacity but solely as trustee (in such capacity, the "Trustee") for the Trust, as supplemented by the Series 2001-VFC Supplement, dated as of May 9,

2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Supplement", collectively, with the Pooling and Servicing Agreement, the "Agreement"), by and among the Company, the Master Servicer and the Trustee. Although a summary of certain provisions of the Agreement is set forth below, this VFC Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations and duties evidenced hereby and the rights, duties and obligations of the Trustee. In the event of any conflict or inconsistency between this VFC Certificate and the Agreement, the Agreement shall control in all respects. A copy of the Agreement may be requested by writing to the Trustee at The Chase Manhattan Bank, Attention: Patricia Russo. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

        This VFC Certificate is one of the Series 2001-VFC Certificates issued under, and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Certificateholder, by virtue of its acceptance hereof, assents and is bound.

        The Company has entered into the Agreement, and the Series 2001-VFC Certificates have been issued, with the intention that the Series 2001-VFC Certificates will qualify under applicable tax law as indebtedness of the Company. The Company and the Certificateholder, by its acceptance of this VFC Certificate, agree to treat the Series 2001-VFC Certificates as indebtedness of the Company for purposes of Federal, state and local income and franchise taxes and for purposes of other taxes imposed on or measured by income. For the purposes of this paragraph, references to Certificateholders shall include the beneficial owners of the VFC Certificates and references to Certificates shall include beneficial interests in Certificates.

        The Trust's assets are allocated in part to the Series 2001-VFC Certificateholders with the remainder allocated to the Certificateholders of other Series and to the Subordinated Company Certificate.

        This VFC Certificate is one of a class of Certificates entitled "General Cable 2001 Master Trust, Series 2001-VFC Variable Funding Certificates (the "VFC Certificates"). The VFC Certificates represent fractional undivided interests in the assets of the Trust, including the right to receive the amounts set forth in the Agreement, which are payable at the times set forth in the Agreement, out of the sum of (i) the Invested Percentage of the Collections received with respect to the Receivables and of all other funds on deposit in the Collection Account (other than the Series Collection Subaccounts) and (ii) all other funds on deposit in the Series 2001-VFC Collection Subaccounts and any subaccounts thereof (the "Series 2001-VFC Certificateholders' Interest"). Concurrent with the issuance of the VFC Certificates, the Trust will also issue a Subordinated Company Certificate entitled "General Cable 2001 Master Trust, Series 2001-VFC Subordinated Company Certificate" (the "Subordinated Company Certificate") representing a fractional undivided interest in the assets of the Trust consisting of the right to receive Collections with respect to Receivables allocated to the Series

2001-VFC Certificateholders' Interest and not required to be distributed to or for the benefit of the VFC Certificateholders. The Trust's assets are allocated in part to the VFC Certificateholders, the holder of the Subordinated Company Certificate, and to the Company as holder of the Exchangeable Company Certificate.

        Principal and interest on the VFC Certificates will be payable as and to the extent provided in the Agreement.

        Final payment of this VFC Certificate shall be made only upon presentation and surrender of this VFC Certificate at the office specified in the notice of final distribution delivered by the Trustee to the Series 2001-VFC Certificateholders in accordance with the Agreement.

        This VFC Certificate does not represent an obligation of, an interest in or a guaranty by the General Cable Capital Funding, Inc., General Cable Corporation, General Cable Industries, Inc., or any Affiliate thereof and is not insured or guaranteed by any governmental agency or instrumentality. This Certificate is limited in right of payment as more specifically set forth in the Agreement.

        A transfer of this VFC Certificate shall be made only as provided in the Agreement and subject to certain limitations therein set forth.

        The Certificateholder hereby agrees that, prior to the date which is one year and one day after the date on which the principal of and all other amounts in respect of the VFC Certificates have been repaid in full, it will not institute against, or join any other Person in instituting against, the Company or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

        Subject to the terms and conditions of the Agreement, the Company may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this VFC Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

        THIS VFC CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES.

                             SIGNATURE PAGES FOLLOW

        IN WITNESS WHEREOF, the Company has caused this VFC Certificate to be duly executed as of the date first above written.

                                       GENERAL CABLE CAPITAL FUNDING, INC.

                                       By:
                                              ---------------------------------
                                       Name:  Stephen J. Smith
                                       Title: Treasurer and Assistant Secretary


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


        This is one of the VFC Certificates referred to in the within-mentioned Agreement.

                                       THE CHASE MANHATTAN BANK, not in its
                                       individual capacity but solely as Trustee

                                       By:
                                          --------------------------------------
                                                   Authorized Signatory

                                                                       EXHIBIT B
                                                   TO SERIES 2001-VFC SUPPLEMENT

            FORM OF SERIES 2001-VFC SUBORDINATED COMPANY CERTIFICATE

                         GENERAL CABLE 2001 MASTER TRUST
                SERIES 2001-VFC SUBORDINATED COMPANY CERTIFICATE

DATED: May 9, 2001

        THIS SUBORDINATED COMPANY CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THE SUBORDINATED COMPANY CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

        THIS SUBORDINATED COMPANY CERTIFICATE IS NOT PERMITTED TO BE SOLD, TRANSFERRED, ASSIGNED, EXCHANGED, PLEDGED OR OTHERWISE CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE MASTER POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. THIS SUBORDINATED COMPANY CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE VFC CERTIFICATES AS DESCRIBED IN THE MASTER POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

        This Subordinated Company Certificate represents an interest in certain assets of the

                         GENERAL CABLE 2001 MASTER TRUST

the corpus of which consists primarily of trade obligations of customers of General Cable Industries, Inc. ("GCI") arising under certain accounts.

        (Not an interest in or obligation of General Cable Corporation, GCI, General Cable Capital Funding, Inc., or any Affiliate thereof).

        This certifies that General Cable Capital Funding, Inc., a Delaware corporation ("Company"), is the registered owner of a fractional undivided interest in the assets of the General Cable 2001 Master Trust (the "Trust") not allocated to the Series 2001-VFC Certificateholders' Interest, pursuant to the

Master Pooling and Servicing Agreement dated as of May 9, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Pooling Agreement"), by and among the Company, General Cable Industries, Inc., as Master Servicer, and The Chase Manhattan Bank, as trustee (the "Trustee") as supplemented by the Series 2001-VFC Supplement, dated as of May 9, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Supplement," and together with the Pooling Agreement, the "Agreement"). Although a summary of certain provisions of the Agreement is set forth below, this Subordinated Company Certificate does not purport to summarize the Agreement and is qualified in its entirety by reference to the Agreement; without limiting the generality of the foregoing, reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Chase Manhattan Bank, Attention: Corporate Trust Department. Capitalized terms defined in the Agreement and used herein without definition have the meanings ascribed to them in the Agreement.

        This Subordinated Company Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Subordinated Company Certificate by virtue of its acceptance hereof assents and is bound.

        This Subordinated Company Certificate is the Subordinated Company Certificate entitled "Series 2001-VFC Subordinated Company Certificate" (the "Subordinated Company Certificate") representing a fractional undivided interest in the assets of the Trust consisting of the right to receive Collections allocated to the Series 2001-VFC Certificateholders' Interest and not required to be distributed to or for the benefit of the Series 2001-VFC Certificateholders. Concurrent with the issuance of the Subordinated Company Certificate, the Trust shall also issue Certificates entitled "General Cable 2001 Master Trust, Series 2001-1 Variable Funding Certificates (the "VFC Certificates"). The VFC Certificates represent a fractional undivided interest in the assets of the Trust, including the right to receive the amounts set forth in the Agreement, which are payable at the times set forth in the Agreement, out of the sum of (i) the Invested Percentage of the Collections and of all other funds on deposit in the Collection Account and (ii) to the extent such interests appear in the Supplement, all other funds on deposit in the Series Collection Subaccount and any subaccounts thereof (the "Series 2001-VFC Certificateholders' Interest"). The Trust's assets are allocated in part to the VFC Certificateholders and the Subordinated Company Certificateholder with the remainder allocated to Certificateholders of other Series, if any, and to the Company as holder of the Exchangeable Company Certificate.

        The aggregate interest represented by the Subordinated Company Certificate at any time in the assets of the Trust shall not exceed an amount equal to the Subordinated Company Certificate Amount at that time. The Subordinated Company Certificate Amount on any date of determination shall be an amount equal to the Series 2001-VFC Allocated Receivables amount on such date minus the Series 2001-VFC Adjusted Invested Amount on such date.

        Distributions with respect to this Subordinated Company Certificate shall be paid monthly, but only to the extent provided under the Agreement, on each Distribution Date by the Trustee to the holder of the Subordinated Company Certificate. Final payment of this Subordinated Company Certificate shall be made only upon presentation and surrender of this Subordinated Company Certificate at the office or agency specified in the notice of the final distribution delivered by the Trustee to the holder of the Subordinated Company Certificate in accordance with the Agreement.

        This Subordinated Company Certificate does not represent an obligation of, or an interest in, the Company, the Master Servicer or any Affiliate of either of them.

        This Certificate is not permitted to be sold, transferred, assigned, exchanged, pledged or otherwise conveyed except in accordance with the Agreement.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Subordinated Company Certificate shall not be entitled to any benefit under the Agreement referred to on the reverse side hereof, or be valid for any purpose.

        THIS SUBORDINATED COMPANY CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PRINCIPLES.

                             SIGNATURE PAGES FOLLOW

        IN WITNESS WHEREOF, the Company has caused this Subordinated Company Certificate to be duly executed as of the date first above written.

                                       GENERAL CABLE CAPITAL FUNDING, INC.

                                       By:
                                              ---------------------------------
                                       Name:  Stephen J. Smith
                                       Title: Treasurer and Assistant Secretary


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


        This is the Subordinated Company Certificate referred to in the within-mentioned Agreement.


                                       THE CHASE MANHATTAN BANK, not in its
                                       individual capacity but solely as Trustee

                                       By:
                                          --------------------------------------
                                                   Authorized Signatory

                                                                       EXHIBIT C
                                                   TO SERIES 2001-VFC SUPPLEMENT

                            FORM OF INVESTMENT LETTER

The Chase Manhattan Bank
450 West 33 rd Street
15th Floor
New York, New York 10001
Attention: Structured Finance Services - ABS

Ladies and Gentlemen:

        In connection with our proposed purchase of a one or more Series 2001-VFC Certificates (the "VFC Certificates"), representing a fractional undivided interest in the General Cable 2001 Master Trust, issued under the Series 2001-VFC Supplement, dated as of May 9, 2001 (the "Supplement"), among General Cable Capital Funding, Inc., a Delaware corporation, General Cable Industries, Inc., as Master Servicer and The Chase Manhattan Bank, as Trustee, we confirm that:

        1. We understand that the VFC Certificates have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and may not be sold except as permitted in the following sentence and in accordance with Section 2.4(b) of the Supplement. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that such VFC Certificates (or an interest therein) may be resold, pledged or transferred only (i) to the Company, (ii) if such VFC Certificates are eligible for resale pursuant to Rule 144A under the U.S. Securities Act ("Rule 144A"), to a person whom the transferor reasonably believes after due inquiry to be a "qualified institutional buyer" as defined in Rule 144A acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are "qualified institutional buyers") to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (iii) in a sale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the U.S. Securities Act, in which case (A) the Trustee shall require that both the prospective transferor and the prospective transferee certify to the Trustee and the Company in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Trustee and the Company, and (B) the Trustee shall require a written opinion of counsel (which will not be at the expense of the Company or the Trustee) satisfactory to the Company and the Trustee to the effect that such transfer will not violate the U.S. Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. We will notify any purchaser of the VFC Certificates (or an interest therein) from us of the above resale restrictions, if then applicable. We further understand that in connection with any transfer of the VFC Certificates (or interest therein) by us that the Company and the Trustee may request, and if so requested we will furnish, such certification and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions. We understand that no sale, pledge or other transfer may be made to any one person for VFC Certificates (or an interest therein) with a face amount of less than $5,000,000. Any attempted transfer will be void ab initio and the purported transferor will continue to be treated as the owner of the VFC Certificates for all purposes.

        2. We are a "qualified institutional buyer" as defined under Rule 144A under the U.S. Securities Act and are acquiring the VFC Certificates (or an interest therein) for our own account (and not for the account of others) or as a fiduciary or agent for others (which others also are "qualified institutional buyers"). We are familiar with Rule 144A under the U.S. Securities Act and are aware that the transferor of the VFC Certificates (or an interest therein) and other parties intend to rely on the statements made herein and the exemption from the registration requirements of the U.S. Securities Act provided by Rule 144A.

        3. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,


                                        ----------------------------------------
                                                   (Name of Purchaser)

                                        By:
                                            ------------------------------------

                                        Date:



                                      C-2